Filed pursuant to Rule 497(e) under the

Securities Act of 1933, as amended

Securities Act File No. 333-141120

Polen U.S. Small Company Growth Fund

(THE “FUND”)

OF

FUNDVANTAGE TRUST

(THE “TRUST”)

Supplement dated June 25, 2021 to the Fund’s (1) Investor Class and Institutional Class Prospectus and Statement of Additional Information (“SAI”) dated September 1, 2020, and supplemented April 12, 2021, and (2) Class Y Prospectus and SAI, dated May 1, 2021, each as may be amended or supplemented from time to time

The information in this Supplement updates and amends certain information contained in the Prospectuses and SAIs for the Fund and should be read in conjunction with such Prospectuses and SAIs.

Important Notice Regarding Change in Investment Policy

Effective September 1, 2021, the Fund will consider “small companies” to be those companies that, at the time of purchase, are within the range of the market capitalizations of companies in the Russell 2000® Index and the S&P SmallCap 600® Index. Accordingly, effective September 1, 2021, the Prospectuses and SAIs are revised as follows:

•	On page 2 of the Prospectuses, the first paragraph under the heading Summary of Principal Investment Strategies is hereby deleted in its entirety and replaced with the following:

The Fund typically invests in a focused portfolio of common stocks of small companies and, under normal circumstances, the Fund invests at least 80% of its net assets in securities of U.S. issuers that are small companies. This 80% policy to invest in small companies may be changed by the Board of Trustees without shareholder approval upon 60 days’ notice to shareholders. The Adviser considers small companies for this purpose to be those companies that, at the time of purchase, are generally within the range of the market capitalizations of companies in the Russell 2000® Index and the S&P SmallCap 600® Index. This policy does not require the Fund to sell the security of a small company if such company’s market capitalization moves outside the range of the market capitalizations of companies in the Russell 2000® Index and the S&P SmallCap 600® Index; however, additional purchases of such security will be subject to the 20% limitation for securities outside of the Fund’s small company portfolio. As of April 30, 2021, the weighted average market capitalization of the Fund’s holdings was approximately $6.5 billion.

•	On page 6 of the Prospectuses, the second sentence of the second paragraph under the heading Additional Information About the Fund’s Investment Strategies is hereby deleted and replaced with the following: “This policy does not require the Fund to sell the security of a small company if such company’s market capitalization moves outside the range of the market capitalizations of companies in the Russell 2000® Index and the S&P SmallCap 600® Index;”

•	On page 1 of the SAIs, the fifth sentence under the heading Investment Policies is hereby deleted and replaced with the following:

This policy does not require the Fund to sell the security of a small company if such company’s market capitalization moves outside the range of the market capitalizations of companies in the Russell 2000® Index and the S&P SmallCap 600® Index; however, additional purchases of such security will be subject to the 20% limitation for securities outside of the Fund’s small company portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE